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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2006
Red Lion Hotels Corporation
(Exact Name of Registrant as Specified in Charter)

Washington	001-13957	91-1032187

(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)

201 W. North River Drive Suite 100 Spokane, Washington	99201

(Address of Principal Executive Offices)	(Zip Code)
(509) 459-6100

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

ITEM 2.02. Results of Operations and Financial Condition
On November 2, 2006, the registrant issued a press release setting forth its third quarter 2006 and year to date September 30, 2006 financial results. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
ITEM 9.01. Financial Statements and Exhibits
(c) Exhibits.
The following exhibit is furnished pursuant to Item 2.02 hereof:

Exhibit No.	Exhibit
99.1	Press release dated November 2, 2006 reporting third quarter and nine months ended September 30, 2006 financial results.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED LION HOTELS CORPORATION
(Registrant)
/s/ Anupam Narayan
Executive Vice President,
Chief Investment Officer and Chief Financial Officer (Signature)
November 2, 2006 (Date)

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press release dated November 2, 2006 reporting third quarter and nine months ended September 30, 2006 financial results.